Exhibit 99.1

EXECUTION

AMENDMENT NO. 5

TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August     , 2009, is by and among LSQ Funding Group, L.C., a Florida limited liability company (“LSQ”) and BRE LLC, a Florida limited liability company (“BRE” and together with LSQ, each a “Lender” and collectively, “Lenders”), Paragon Systems, Inc., an Alabama corporation (“Paragon”), Tri-S Security Corporation, a Georgia corporation (“TSS”), Florida Business 1, Inc., a Florida corporation (“Florida 1”), Florida Business 2, Inc., a Florida corporation (“Florida 2”), Florida Business 3, Inc., a Florida corporation (“Florida 3”), Florida Business 4, Inc., a Florida corporation (“Florida 4”), Florida Business 5, Inc., a Florida corporation (“Florida 5”), Florida Business 6, Inc., a Florida corporation (“Florida 6”), Protection Technologies Corporation, a Florida corporation (“Protection” and together with TSS, Florida 1, Florida 2, Florida 3, Florida 4, Florida 5 and Florida 6, each individually and collectively, “Guarantor” as hereinafter further defined, and together with Paragon, collectively, “Obligors”).

W I T N E S S E T H :

WHEREAS, Lender and Obligors have entered into financing arrangements pursuant to which Lender has made a term loan to Obligors as set forth in the Amended and Restated Credit Agreement, dated as of December 31, 2007, by and among Obligors and Lender (as amended by the Supplemental Agreement to Amended and Restated Credit Agreement, dated as of December 31, 2007 (“Amendment No. 1”), the Amendment and Forbearance, dated as of March 26, 2008 (“Amendment No. 2”), the Amended and Restated Supplemental Agreement and Amendment to Amended and Restated Credit Agreement, executed as of July 30, 2008, and effective as of May 1, 2008 (the “Amendment No. 3”), and the Amendment to Amended and Restated Supplemental Agreement and Amendment to Amended and Restated Credit Agreement, dated as of September 12, 2008 (“Amendment No. 4”), and as amended hereby (such Amended and Restated Credit Agreement, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being referred to herein as the “Credit Agreement”) and the other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 5 (all of the foregoing, including the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Obligors have requested that Lender agree to make certain amendments to the Credit Agreement, and Lender is willing to so agree, subject to the terms and conditions set forth herein, to make such amendments as more specifically set forth herein; and

WHEREAS, by this Amendment No. 5, Lender and Obligors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Credit Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 5” means this Amendment No. 5 to Credit Amended and Restated Agreement by and among Lender and Obligors, as amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Existing Note Default” means the existing default by TSS under its 10% Notes as disclosed in its Form 10-K for the fiscal year ended December 31, 2008.

(iii) “Revolving Loan Agreement” means the Loan and Security Agreement, dated as of December 31, 2007, by and among Lender and Obligors, as amended by the Amendment and Forbearance, dated as of March 26, 2008, as amended by Amendment to Amendment and Forbearance, dated as of December 12, 2008, Amendment to Loan and Security Agreement, entered into as of July 30, 2008 and effective as of May 1, 2008, and Amendment No. 3 to Loan and Security Agreement, dated of even date herewith, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

(b) Amendments to Definitions.

(i) All references to the term “Borrower” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean, collectively, the following (together with their respective successors and assigns): (A) Paragon and (B) each Guarantor (as defined herein); except, that, (1) each reference to “Borrower” in the following sections of the Credit Agreement shall be deemed and each such reference is hereby amended to mean Paragon and its successors and assigns: Section 1.1 (definition of Borrowing), Section 2.1, Section 2.2, Section 2.4, Section 2.6, Section 2.10, Section 2.14, Section 4.2(a), Section 4.3(a), Section 7.1 and Section 7.2 and (2) each reference to “Borrower” in the following sections of the Revolving Loan Agreement shall be deemed and each such reference is hereby amended to mean Paragon and its successors and assigns: Section 1.2.6, Section 1.2.7, Section 1.2.19, Section 1.2.23, Section 1.2.39, Section 1.2.47, Section 2.1.1, Section 2.2, Section 3.1, Section 3.2, Section 8, Section 12.7, 12.8 and 12.9.

(ii) All references to the term “Guarantors” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean, collectively, the following (together with their respective successors and assigns): (A) Tri-S Security Corporation, a Georgia corporation, (B) Florida Business 1, Inc., a Florida corporation, (C) Florida Business 2, Inc., a Florida corporation, (D) Florida Business 3, Inc., a Florida corporation, (E) Florida Business 4, Inc., a Florida corporation, (F) Florida Business 5, Inc., a Florida corporation, (G) Florida Business 6, Inc., a Florida corporation, (H) Protection Technologies Corporation, a Florida corporation, and (I) all other entities now or hereafter guaranteeing the Obligations.

(iii) All references to the term “Lender” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean, collectively, the following (together with their respective successors and assigns): (a) LSQ Funding Group, L.C., a Florida limited liability company and (b) BRE LLC, a Florida limited liability company.

(c) Interpretation. For purposes of this Amendment No. 5, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 5.

2. Acknowledgment.

(a) Acknowledgment of Obligations. Borrower and each Guarantor hereby acknowledges, confirms and agrees that (i) as of the close of business on July 31, 2009 Borrower and each Guarantor is indebted to Lender in respect of the Term Loan in the aggregate principal amount of not less than $3,413,500 which amounts, together with all interest accrued and accruing thereon, and all costs, fees, expenses and other charges now or hereafter payable by Borrower or any Guarantor to Lender, are, as of the date hereof, jointly and severally unconditionally owing by Borrower and each Guarantor to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever. Borrower and each Guarantor acknowledge, confirm and agree that the obligations, liabilities and indebtedness of each of them to Lender for the payment and performance of the Obligations pursuant to the Loan Documents are unconditionally owing to Lender without offset, defense or counterclaim of any kind, nature or description whatsoever and (ii) the Term Loan shall be deemed to have been made to solely to Paragon.

(b) Acknowledgment of Security Interests. Borrower and Guarantors hereby acknowledge, confirm and agree that Lender has and shall continue to have valid, enforceable and perfected liens upon and security interests in the assets and properties of Borrower and Guarantors heretofore granted to Lender pursuant to the Loan Documents or as otherwise granted to or held by Lender to secure the Obligations and such liens and security interests shall secure, without limitation, all Obligations (whether contingent or otherwise) arising under or evidenced by any agreement, document or instrument executed and/or delivered in connection with this Amendment No. 5.

(c) Binding Effect of Documents. Borrower and each Guarantor hereby acknowledge, confirm and agree that: (i) each of the Loan Documents (including, without limitation, Amendment No. 5 and all agreements, documents and instruments executed and/or delivered in connection therewith or related thereto) to which it is a party has been duly executed and delivered to Lender, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of Borrower and/or Guarantors contained in such Loan Documents constitute the legal, valid and binding obligations of Borrower and/or Guarantors, as the case may be, enforceable against them in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and Borrower and Guarantors, as of the date hereof, have no valid defense to the enforcement of such obligations, and (iii) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

3. Rates; Payment. Effective as of June 1, 2009, Section 2.4(a)(ii) of the Credit Agreement is hereby amended by deleing the reference to “11.25%” contained therein and replacing it with “18.0%”.

4. Overadvance Fee. Notwithstanding anything in Section 1 of Amendment No. 3 or any other provision of Amendment No. 3, the Credit Agreement or any other Loan Document to the contrary, (a) Borrower shall not be required to pay the portion of the Obligations consisting of accrued and unpaid Overadvance Fees in the amount of $600,000, and (b) from and after the date hereof, the Overadvance Fee (as defined in Amendment No. 3) shall be $0.

5. Minimum Balance Fee. Notwithstanding anything in Section 2.14 of the Credit Agreement to the contrary, from and after the date hereof the Minimum Balance Fee shall be $0.

6. Designation of Paragon as Agent for Borrower and Guarantors. Section 2.15 of the Credit Agreement is hereby amended by deleting each reference to “TSS” contained therein and replacing it with “Paragon”.

7. Handling of Loan Account. Section 2.16 of the Credit Agreement is hereby amended by deleting each reference to “TSS” contained therein and replacing it with “Paragon”.

8. Lender Not Liable. Section 2.17 of the Credit Agreement is hereby amended by deleting each reference to “TSS” contained therein and replacing it with “Paragon”.

9. Successors and Assigns; Participations; Disclosure. Section 9.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“9.5 Successors and Assigns; Participations; Disclosure.

(a)	This Agreement, the other Loan Documents and any other document referred to herein or therein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement, the other Loan Documents or any other document referred to herein or therein without the prior written consent of Lender and any such prohibited assignment or transfer by Borrower shall be void.

(b)	Lender may make, carry or transfer the Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of Lender or to any Federal Reserve Lender, all without Borrower’s consent.

(c)

Lender may assign all or a portion of its rights (including voting rights) and delegate its obligations under this Agreement and the other Loan Documents to one or more Persons on terms and conditions acceptable to

Lender. In the event of any such assignment by Lender pursuant to this Section 9.5(c), Lender’s obligations under this Agreement arising after the effective date of such assignment shall be released and concurrently therewith, transferred to and assumed by Lender’s assignee to the extent provided for in the document evidencing such assignment, and Lender shall give prompt notice of such assignment to Borrower. The provisions of this Section 9.5(c) relate only to absolute assignments (whether or not arising as the result of foreclosure of a security interest) and such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by Lender of any Advance to any Federal Reserve Lender in accordance with applicable law.

(d)	Lender may at any time sell to one or more banks, other financial institutions or other Persons (each a “Participant”) participating interests in all or any part of the Advances and in any other interest of Lender hereunder. In the event of any such sale by Lender of a participating interest to a Participant, Lender’s obligations under this Agreement shall remain unchanged, Lender shall remain solely responsible for the performance thereof, and Borrower shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations under this Agreement. Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article IX with respect to its participating interest.

(e)	Borrower authorizes Lender to disclose to any assignee under Section 9.5(c) or any Participant (either, a “Transferee”) and any prospective Transferee any and all financial information in Lender’s possession concerning Borrower which has been delivered to Lender by Borrower pursuant to this Agreement or which has been delivered to Lender by Borrower in connection with Lender’s credit evaluation prior to entering into this Agreement.”

10. Representations and Warranties. Borrower and each Guarantor represents and warrants to Lender that the execution, delivery and performance of this Amendment No. 5 are all within its corporate powers, have been duly authorized, are not in contravention of law or the terms of its certificate of incorporation, by laws or other organizational documentation, or any indenture, agreement or undertaking to which it is a party or by which it or its property are bound and this Amendment No. 5 constitutes its legal, valid and binding obligations enforceable in accordance with it terms.

11. Release by Borrower and Guarantors.

(a) Release.

(i) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

Borrower and each Guarantor on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower and each Guarantor, or any of their respective successors, assigns, or other legal representatives and their respective successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 5, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement, as amended and supplemented through the date hereof, and the other Loan Documents.

(ii) Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(iii) Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above.

(iv) Borrower and each Guarantor represents and warrants that each such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof.

(v) Nothing contained herein shall constitute an admission of liability with respect to any Claim on the part of any Releasee.

(b) Covenant Not to Sue. Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower and Guarantors pursuant to Section 7(a) hereof. If Borrower or any Guarantor violates the foregoing covenant, Borrower and Guarantors agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(c) Waiver of Statutory Provisions. BORROWER AND EACH GUARANTOR

HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS. BORROWER AND EACH GUARANTOR AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS MUTUAL RELEASE.

12. Conditions Precedent. The amendments set forth herein shall be effective as of the date hereof upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

(a) Lender shall have received an executed original or executed original counterparts of this Amendment No. 5, duly authorized, executed and delivered by the Borrower and Guarantors;

(b) Lender shall have received an executed original or executed original counterparts of this Amendment No. 3 to Loan and Security Agreement, in form and substance satisfactory to Lender, duly authorized, executed and delivered by each Obligor;

(c) Guarantors shall deliver, or cause to be delivered to Lender, in form and substance satisfactory to Lender, a duly authorized and executed Amended and Restated Guarantee of the Obligations; and

(d) Other than the Existing Defaults (as defined in Amendment No. 1) and the Existing Note Default, on the date hereof, no Default or Event of Default has occurred and is continuing.

13. No Waiver; Reservation of Rights.

(a) Lender has not waived, is not by this Amendment No. 5 waiving and has no present intention of waiving, the Existing Default, the Existing Note Default or any other Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Existing Default, the Existing Note Default or otherwise), and, except as set forth in Amendment No. 2, Lender has not agreed to forbear with respect to any of their rights or remedies concerning the Existing Default, the Existing Note Default or any other Event of Default, which may have occurred or are continuing as of the date hereof or which may occur after the date hereof. Any Event of Default continuing after the date hereof (including the Existing Default) or any Event of Default which may occur after the date hereof, in each case, may only be waived in writing duly executed by an authorized officer of Lender.

(b) Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Loan Documents, applicable law or otherwise, as a result of any other Event of Default which may have occurred prior to the date hereof, or is continuing on the date hereof, or any Event of Default which may occur after the date hereof, whether the same or similar to the Existing Default or the Existing Note Default. Nothing contained herein shall be construed as a waiver of the failure of any Obligor to comply with the terms of the Credit Agreement and the other Loan Documents after such time.

14. General.

(a) Effect of this Amendment. This Amendment No. 5 and the instruments and agreements delivered pursuant hereto represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written Except as expressly provided herein, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provision of the Credit Agreement or any of the other Loan Documents are inconsistent with the provisions of this Amendment No. 5, the provisions of this Amendment No. 5 shall control.

(b) Governing Law. The validity, interpretation and enforcement of this Amendment No. 5 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

(c) Binding Effect. This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(d) Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

(e) Further Assurances. Borrower and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Lender to effectuate the provisions and purposes of this Amendment No. 5.

(f) Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 5.

(g) Counterparts, etc. This Amendment No. 5 may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 5 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 5. Any party delivering an executed counterpart of this Amendment No. 5 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 5 but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 5.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER

PARAGON SYSTEMS, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

GUARANTORS

TRI-S SECURITY CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 1, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 2, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 3, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

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Amendment No. 5 to Credit Agreement (Term Loan)

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FLORIDA BUSINESS 4, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 5, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 6, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

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Amendment No. 5 to Credit Agreement (Term Loan)

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LENDER

LSQ FUNDING GROUP, L.C.

By:	/s/ Maxwell Eliscu
Name:	Maxwell Eliscu
Title:	Manager

BRE LLC

By:	/s/ Maxwell Eliscu
Name:	Maxwell Eliscu
Title:	Manager

Amendment No. 5 to Credit Agreement (Term Loan)